UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2022

Privia Health Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware		001-40365	81-3599420
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Rd.,
Suite 700
Arlington,	Virginia		22203
(Address of Principal Executive Offices)			(Zip Code)
(571) 366-8850
Registrant's telephone number, including area code
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRVA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.       Entry into a Material Definitive Agreement.
On November 16, 2022, Privia Health Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, in its capacity as the representative of the several underwriters listed on Schedule I thereto (in such capacity, the “Representative”) and the selling stockholders listed on Schedule II thereto (the “Selling Stockholders”) with respect to an underwritten offering by the Selling Stockholders of 5,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), held by such Selling Stockholders. In addition, the underwriters were granted a 30-day option to purchase up to 750,000 additional shares (the “Optional Shares” and, together with the Firm Shares, the “Shares”) of Common Stock from the Selling Stockholders at the public offering price, less underwriting discounts and commissions, which the underwriters exercised in full on November 18, 2022. The offering of the Shares closed on November 21, 2022. The Company did not receive any proceeds from the sale of the Shares in the offering.
The offering was made pursuant to an automatically effective Registration Statement on Form S-3ASR (File No. 333-268394) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2022, including a related base prospectus. A prospectus supplement relating to the offering has been filed with the SEC.
The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company, the Selling Stockholders and the Representative, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated by reference herein and into the Registration Statement.
In addition, the legality opinion of Davis Polk & Wardwell LLP with respect to the Shares is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibit:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 16, 2022, by and among the Company, the Selling Stockholders and Goldman Sachs & Co. LLC.
5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.1).
99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Company’s Registration Statement on Form S-3ASR (File No. 333-268394).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: November 21, 2022	By:	/s/ Shawn Morris
Name: Shawn Morris
Title: Chief Executive Officer